UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 30, 2004




                              BUSH INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                       1-8884                     16-0837346
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  (State or other                (Commission File             (I.R.S. Employer
   jurisdiction                       Number)                Identification No.)
 of incorporation)


                                 One Mason Drive
                                  P.O. Box 460
                         Jamestown, New York 14702-0460
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (716) 665-2000



                                       N/A
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          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

            (c)   Exhibits.

                  99    Press release dated March 30, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BUSH INDUSTRIES, INC.


                                 By: /s/ Robert L. Ayres
Date: March 30, 2004                 -------------------------------------------
                                     Robert L. Ayres, President, Chief Financial
                                     Officer and Chief Operating Officer